UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2004

          Canada Southern Petroleum Ltd.

(Exact name of registrant as specified in its charter)

    Nova Scotia, Canada                           001-03793                        98-0085412

(State or other jurisdiction                        (Commission                        (IRS Employer

of incorporation)                             File Number)                Identification No.)

#250, 706 – 7 Avenue, S.W., Calgary, Alberta, Canada                      T2P 0Z1

(Address of principal executive offices)

                           (Zip Code)

Registrant's telephone number, including area code: (403) 269-7741

N/A

(Former name or former address, if changed since last report.)

This is page 1 of 4.

Exhibit index is on page 4.

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FORM 8-K

CANADA SOUTHERN PETROLEUM LTD.

Item 5.

Other Events

On May 26, 2004, Canada Southern Petroleum Ltd. (the “Company”) issued a press release announcing that it had determined to participate in the proposed drilling of a development well in the Kotaneelee field to the extent of its 30.67% working interest.  A copy of the Company's press release dated May 26, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.

Financial Statements and Exhibits

(a)

Exhibits.

Exhibit No.

Exhibit

99.1

Company Press Release, dated May 26, 2004.

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FORM 8-K

CANADA SOUTHERN PETROLEUM LTD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANADA SOUTHERN PETROLEUM LTD.

                                (Registrant)

By: /s/ John W. A. McDonald

John W. A. McDonald

President and Chief Executive Officer

Date: May 27, 2004

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EXHIBIT INDEX

Exhibit No.

Description

99.1	Company Press Release, dated as of May 26, 2004.

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